UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

WEYLAND TECH INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 1, 2020, Logiq, Inc., a Delaware corporation (the “Company”), made several changes at both the officer and director levels as part of a strategic shift in operating responsibilities.

Board Appointments and Resignations

Effective as of September 1, 2020, Wilson Rondini III and Eddie Foong, two members of the Company’s Board of Directors (the “Board”), resigned from the Board. Concurrently, Mr. John MacNeil was appointed as a member of the Board.

Mr. MacNeil has more than 30 years of experience in the financial services and technology industries. He has advised technology, financial technology and renewable energy companies on strategic relationships, financial forecasting, investor relations and capital formation. He previously served as a portfolio manager for technology funds at Schroders Investment Management. He holds a Bachelor of Electrical Engineering from University of Connecticut and MBA from Columbia Business School.

Each of Mr. Rondini III’s and Mr. Foong’s resignation did not result from a disagreement with the Company or on any matter relating to the Company’s operations, policies, or practices.

Effective as of September 1, 2020, Mr. Foong shall be allowed to attend future meetings of the Board in a non-voting observer capacity. In no event shall Mr. Foong be deemed to be a member of the Board, or have the right to vote on any matter under consideration by the Board, or otherwise have any power to cause the Company to take, or not to take, any action under consideration by the Board.

Effective as of September 1, 2020, Brent Suen, a current director of the Board, was appointed as Executive Chairman of the Board. Matthew Burlage, the former Chairman of the Board, remains as an independent director of the Board, a member and Chairperson of the Company’s Compensation Committee, a member of the Company’s Nomination Committee, and as a member of the Company’s Governance Committee.

Officer Appointments and Resignations

On September 1, 2020, Brent Suen resigned as Chief Executive Officer (“CEO”) of the Company. Mr. Suen will continue to serve as the Company’s President as well as Executive Chairman of the Board as described above. Concurrently, Tom Furukawa, the current Chief Technology Officer (“CTO”) of the Company’s wholly-owned subsidiary, DataLogiq, was appointed as the Company’s CEO.

Mr. Furukawa, 48, has served in senior level management roles over the last 26 years for some of the world’s most successful companies, including IBM Tivoli (a division of NYSE-traded IBM), Yahoo!, Kelley Blue Book, The Enthusiast Network, The Rubicon Project, Enstigo, ZEFR, and the Ad Exchange Group. Mr. Furukawa has been on the forefront of major changes in the online ad and marketing industry, and brings to the Company deep experience in the development and product management for advertising and digital media technologies. As a recognized industry-thought leader, Mr. Furukawa has refined the craft of creating products that automate and streamline today’s fast-growing programmatic ad marketplace.

Mr. Furukawa previously served as the Chief Product Officer of ConversionPoint Technologies, Inc. (“CPT”), a leading eCommerce technology platform for direct-to-consumer performance marketing. At CPT, he led product development and drove innovation which delivered exceptional value for major enterprise customers that included Intel, Samsung, Nikon, and Logitech.

Mr. Furukawa holds a B.S. in Information and Computer Science from the University of California, Irvine.

In connection with Mr. Furukawa’s appointment to the role of CEO, Mr. Furukawa and the Company entered into an Executive Employment Agreement (the “Employment Agreement”). The Employment Agreement has a one-year term that is automatically extended for successive six (6) month terms, unless terminated earlier by the parties, and provides for an annual base salary of $275,000. Mr. Furukawa is also entitled to receive (i) a bonus of up to $180,000, (ii) additional equity incentive compensation to be determined at a later date, and (iii) certain payments and/or severance payments in the event that there is a change of control in the Company and/or if Mr. Furukawa resigns or is terminated from the Company for cause or without cause, as applicable, pursuant to the terms and conditions of the Employment Agreement.

There is no arrangement or understanding between Mr. Furukawa and any other person pursuant to which Mr. Furukawa was appointed as an executive officer. There are no family relationships between Mr. Furukawa and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Furukawa is not a participant in, nor is Mr. Furukawa to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the terms of the Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 3, 2020, the Company issued a press release announcing the appointment of Mr. Furukawa as the Company’s CEO. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Employment Agreement, issuing incentive compensation, the potential adoption of an equity incentive plan, business strategy, and related plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement, dated as of September 1, 2020
99.1	Press Release, dated as of September 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: September 4, 2020	By:	/s/ Brent Y. Suen
Brent Y. Suen, President

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